A SPECIAL NOTICE TO ALL
                           CALVERT GROUP SHAREHOLDERS

     We're pleased to announce that on April 21, 1997, Barbara Krumsiek joined Calvert Group as president and chief executive officer. Ms. Krumsiek comes to Calvert Group from Alliance Capital Management, where she served as senior vice president and managing director of their mutual funds division. She has 20 years experience in mutual fund management and marketing.

     Ms. Krumsiek replaces former Calvert Group president, Clifton S. Sorrell, who stepped down earlier this year after nearly 10 years in the top post.

     We look forward to Ms. Krumsiek leading the company into the next century and bringing Calvert Group mutual funds to a growing number of new investors. We welcome her to the Calvert Group family.

                             CALVERT NEW AFRICA FUND

Dear Shareholder:
     This report for the Calvert New Africa Fund covers the 12-month period ending March 31, 1997. As you may remember from our last report, one of the events that has had the greatest impact on the Fund was the devaluation of the rand, the South African currency. The currency rebounded in 1997, which was very positive for the Fund.
     Another significant factor was the fall in the price of gold worldwide. While gold-related companies represent only a portion of the Johannesburg Stock Exchange All Share Index, negative performance for this group had a psychological impact on the entire investment community and dampened returns on other South African issues.

Fund Strategy and Performance
     Anticipating that the rand's decline would be a short-term event, we took steps during the second quarter of 1996 to reduce our currency risk while positioning the Fund to benefit from the upswing we believed would be not too far in the distance. Our strategy paid off during the first quarter of 1997, the last period covered by this report, when the Fund appreciated over 16%.
     Another of our main strategic initiatives during this period was to reduce our holdings in the South African market in favor of countries that had stronger growth prospects and more favorable economies. Hence, we increased exposure to all other markets and expanded into Mauritius and Zambia. At the close of this period, roughly 50% of Fund assets were invested in South Africa, down from nearly 80% one year ago.
     The strongest contributors to the Fund's return were Egypt (up 116% for the year in dollar terms) and Morocco (up 60% for the year in dollar terms). The Fund's overweighting in these two countries and positive stock selection boosted returns. Notable purchases included Commercial International Bank, Central & West Delta Flour Mills, ONA and BMCE, all in Egypt.


                             INVESTMENT PERFORMANCE

Periods Ended 3/31/97              6 months       12 months

New Africa Fund                    16.16%         5.42%

Morgan Stanley South frica Index    5.93%        -7.30%

Investment Performance does not reflect the deduction of any front-end sales charge.

Outlook
     We are optimistic about the future direction of the South African economy, the condition of which has a big impact on the New Africa Fund's performance. The 1997/98 budgets struck the market as disciplined and credible, and, if anything, the Treasury's estimates erred on the conservative side. Expenditure is set to fall by 2.4% in real terms, and the deficit is targeted to be 4% of GDP. GDP growth is expected to slow to around 2.5% in fiscal year 1996/97, and inflation is projected to be about 8.5%.
     Going forward, our strategy will be to maximize the upside potential by overweighting those markets which are aggressively privatizing and have the best growth and macroeconomic fundamentals. In markets where fundamentals are not as strong, we will strive to limit risk through meticulous stock and industry selection.
Sincerely,




Barbara J. Krumsiek
Co-Chairman of the Board

April 25, 1997



                              Portfolio Statistics

                           Ten Largest Stock Holdings
                              as of March 31, 1997
                                                            % of Net Assets

      ONA                                                         7.3%
      Torrah Cement                                               7.2%
      Banque Marocaine De Comm.                                   6.9%
      Dimension Data Holdings                                     6.1%
      Anglo-American Industrial                                   5.4%
      Umbono Holdings Co.                                         4.4%
      El Nasr Co For Gar                                          3.6%
      RMB Holdings                                                3.6%
      Social Security Bank                                        3.2%
      Anglo-American Corp. of South Africa Cos.                   3.0%
         Total                                                  50.7%


                           Average Annual Total Return
                       for the period ended March 31, 1997

               One Year                                  2.76%
               Since Inception (4/95)                    1.39%



                             PERFORMANCE COMPARISON

                     $12,000 ____________________________

                     $11,000 _____________________$10,471
                                                  $10,276
                     $10,000 ____________________________

                      9,000  ____________________________

                     8,000   ___________________________
                             4/12/95  3/96  3/97

                            ----- Calvert New Africa
                            _____ MSCI South Africa Index



     Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum sales charge of 2.50%. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.

                        Report of Independent Accountants

To the Board of Directors of Calvert New World Fund, Inc.
and Shareholders of Calvert New Africa Fund:

     We have audited the accompanying statement of assets and liabilities of Calvert New Africa Fund, including the statement of investments, as of March 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period April 12, 1995 (commencement of operations) through March 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert New Africa Fund as of March 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                    COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
May 9, 1997



                            STATEMENT OF INVESTMENTS
                                 March 31, 1997

 Equity Securities - 94.4%                               Shares       Value


Botswana - 2.5%
Sechaba Investment Trust                              207,500     $171,200
Sefalana Holdings Co.                                  44,500       55,706

                                                                   226,906

Canada/Zambia - 0.4%
Colossal Resources Corp.*                              11,500       33,781

                                                                    33,781


Egypt - 15.8%
Central & West Delta Flour Mills*                       2,805       86,309
Commercial International Bank*                          8,890      213,860
El Nasr Co For Gar                                     12,800      332,607
Starch & Glucoze*                                      11,500      161,688
Torrah Cement                                          23,485      660,459

                                                                 1,454,923


Ghana - 5.2%
Aluworks *                                              62,000      42,199
Ashanti Goldfields Co.                                  2,625       30,272
Ashanti Goldfields Co. (GDR)                            8,000      110,000
Social Security Bank *                                450,000      294,503

                                                                   476,974


Kenya - 4.6%
Diamond TST                                           224,411      124,217
Kenya Airways                                         461,222       70,470
Uchumi Supermarkets *                                 352,500      232,205

                                                                   426,892

Mauritius - 1.1%
Air Mauritius *                                       33,200        69,425
Sun Resorts                                           16,000        35,529

                                                                   104,954


Morocco - 15.2%
Banque Marocaine De Comm. *                             9,642      630,838
ONA                                                     8,000      669,277
Wafabank                                                1,100       96,745

                                                                 1,396,860


South Africa - 48.0%
Adcock Ingram                                           1,793        8,844
Adcock Ingram (N Shares)                               16,141       78,523
Anglo-American Corp. of South Africa Cos.               4,490      277,863
Anglo-American Industrial                              12,148      494,771
Anglo-American Platinum                                29,030      194,431
Anglovaal                                               2,300       72,859
Avmin                                                  24,545      101,634
Barlow                                                 10,500      116,535



 Equity Securities (Cont'd)                              Shares       Value


South Africa (Cont'd)
Beatrix Mines                                          10,100      $59,419
Bidvest Group                                          20,596      126,992
Bidvest Group (4/11/97 Rights) *                          988           63
City Lodge Hotels                                           1            5
Conshu Holdings                                       113,772       48,397
Dimension Data Holdings *                             170,352      558,910
Driefontein Consolidated                                6,400       57,998
Engen                                                  31,010      167,697
ISCOR                                                 106,093       86,420
Liberty Life Association of Africa                      6,222      174,574
Nampak                                                 19,536       80,893
Nedcor                                                  8,762      167,528
RMB Holdings                                           14,530      332,058
Rustenburg Platnum                                         26          421
Samancor                                               19,400      231,553
Sentrachem                                             62,520      116,000
South Africa Brews                                      4,000      126,711
Tiger Oats                                              2,950       52,065
Toco Holdings *                                       331,234       54,712
Trans Natal Coal Corp.                                 23,900      154,124
Umbono Holdings Co. *                                 178,800      404,571
Western Deep Levels                                     2,500       72,972

                                                                 4,419,543


Zimbabwe - 1.6%
Delta Corp.*                                           30,000       46,625
Wankie Colliery Co.*                                  231,670      102,873

                                                                   149,498

   Total Equity Securities (Cost $7,755,951)                     8,690,331



                                                      Principal
 Convertible Bonds - 3.0%                                Amount

South Africa
Investec Overseas 6.375%, 11/30/2002                  200,000      276,500

   Total Convertible Bonds (Cost $271,603)                          276,500

     TOTAL INVESTMENTS (Cost $8,029,554) - 97.4%                  8,966,831
     Other assets and liabilities, net 2.6%                        239,245


                  Net Assets - 100%                             $9,206,076



                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

 Assets

Investments in securities, at value                              $8,966,831
Cash                                                                243,810
Interest and dividends receivable                                    31,397
Receivable for shares sold                                            3,051
Deferred organization expenses                                       41,371
Other assets                                                         17,901

   Total assets                                                   9,304,361

 Liabilities

Payable for securities purchased                                      2,005
Payable for shares redeemed                                           5,626
Payable to Calvert - Sloan Advisors, L.L.C.                          20,180
Payable to Calvert Administrative Service Corp., Inc.                 1,974
Payable to Calvert Shareholder Services, Inc.                         1,452
Payable to Calvert Distributors, Inc.                                 5,923
Accrued expenses and other liabilities                               61,125

   Total liabilities                                                 98,285
     Net assets                                                  $9,206,076


GDR Global Depository Receipt
*Non-Income producing.



 Net Assets Consist of:


Paid-in capital applicable to 727,629 outstanding shares of
  common stock, $.01 par value with 250,000,000 shares authorized   $8,587,730
Undistributed net investment income                                 (6,912)
Accumulated net realized gain (loss) on investments
  and foreign currencies                                          (312,027)
Net unrealized appreciation (depreciation) on investments
  and assets and liabilities in foreign currencies                 937,285

   Net assets                                                   $9,206,076

   Net Asset Value per Share                                       $12.65


See notes to financial statements.




                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1997

 Net Investment Income

 Investment Income
   Dividend income (net of foreign taxes of $5,561)                $223,411
   Interest income                                                       50

     Total investment income                                        223,461

 Expenses
   Investment advisory fee                                          119,720
   Transfer agency fees and expenses                                 17,690
   Distribution Plan expenses                                        59,860
   Directors' fees and expenses                                      55,621
   Administrative fees                                               19,953
   Custodian fees                                                    23,193
   Registration fees                                                 31,299
   Reports to shareholders                                           15,172
   Professional fees                                                 29,313
   Organizational expenses                                           13,651
   Miscellaneous                                                      3,495
   Reimbursement from Advisor                                      (106,380)

     Total expenses                                                 282,587
     Fees paid indirectly                                           (23,193)

        Net expenses                                                259,394

               Net Investment Income (Loss)                         (35,933)

 Realized and Unrealized Gain (Loss)
 on Investments

 Net realized gain (loss) on:
     Securities                                                    (244,416)
     Foreign currencies                                             (22,716)

                                                                   (267,132)
 Change in unrealized appreciation or depreciation on:
     Securities                                                     810,976
     Assets and liabilities in foreign currencies                    (2,364)

                                                                    808,612

         Net Realized and Unrealized Gain
         (Loss) on Investments                                      541,480


         Increase (Decrease) in Net Assets
         Resulting From Operations                                 $505,547


                      STATEMENTS OF CHANGES IN NET ASSETS
                                                                  April 12, 1995
                                                  Year Ended      (Inception) to
 Increase (Decrease) in Net Assets              March 31, 1997   March 31, 1996

Operations
   Net investment income (loss)                   $(35,933)     $(24,678)
   Net realized gain (loss)                       (267,132)      (89,852)
   Change in unrealized appreciation
 or depreciation                                  808,612        128,673


     Increase (Decrease) in Net Assets
     Resulting From Operations                    505,547         14,143

Capital share transactions:
   Shares sold                                  1,231,992      8,103,620
   Redemption fees                                  9,225          1,825
   Shares redeemed                               (514,974)      (145,302)

Total capital share transactions                  726,243      7,960,143


Total Increase (Decrease) in Net Assets        1,231,790       7,974,286

 Net Assets

Beginning of period                                 7,974,286              -

End of period (including undistributed net investment income (loss)
   of $(6,912) and $(7,166), respectively)         $9,206,076     $7,974,286


 Capital Share Activity

Shares sold                                        107,973       676,456
Shares redeemed                                    (44,818)      (11,982)

   Total capital share activity                     63,155       664,474


                         NOTES TO FINANCIAL STATEMENTS


     Note A-Significant Accounting Policies General: The Calvert New Africa Fund (the "Fund"), the sole series of Calvert New World Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized as a Maryland corporation on December 22, 1994 and began operations on April 12, 1995. The Fund's shares of capital stock are sold with a maximum front-end sales charge of 2.5%. Redemptions of shares held in the Fund for less than two years are subject to a 2% fee paid to the Fund.

     Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.
S. dollar exchange rate. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.
     Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     Redemption Fees: Charges to shareholders for redemption of shares held for less than two years are used to defray the Fund's cost of shares redeemed.
     Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

     Organization Expenses: Expenses incurred in the organization of the Fund are capitalized and amortized over a five year period.


Note-Related Party Transactions
     Calvert-Sloan Advisers, L.L.C. (the "Advisor") is jointly owned by Calvert Group, Ltd. (which is indirectly wholly-owned by Acacia Mutual Life Insurance Company) and Sloan Holdings, Inc. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of 1.50% of the Fund's average daily net assets.

     The Advisor voluntarily reimburses the Fund for its operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding the following annual rates of average daily net assets: 2.5% on the first $30 million, 2.0% on the next $70 million and 1.5% on the excess of $100 million.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. A Distribution Plan, adopted by the shareholders, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .75% annually of average daily net assets of the Fund.

     The Distributor received $9,725 as its portion of the commissions charged on sales of Fund's shares.
     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.
     Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets of the Fund.
     Each Director who is not affiliated with the Advisor receives an annual fee of $1,000 plus $1,000 for each Board and Committee meeting attended.
     Umbono Holdings Co., which is an affiliate because the Fund owns over 5% of the voting securities, was purchased at a cost of $487,486 for 178,800 shares. The current value of Umbono Holdings Co. has been estimated in good faith under the direction of the Board of Directors.



Note C-Investment Activity
     During the year, purchases and sales of investments, other than short-term securities, were $2,514,705 and $1,721,847, respectively.

     The cost of investments owned at March 31, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $937,277, of which $2,052,976 related to appreciated securities and $1,115,699 related to depreciated securities.
     Net realized capital loss carryforwards, for federal income tax purposes, of $312,025 at March 31, 1997 may be utilized to offset current and future capital gains until expiration through March 31, 2005.




Net asset value, beginning                              $12.00       $12.00

Income from investment operations
   Net investment income                                 (.05)        (.04)
   Net realized and unrealized gain (loss)                .70          .04

     Total from investment operations                     .65            -

Total increase (decrease) in net asset value              .65            -

Net asset value, ending                                $12.65       $12.00


Total return*                                            5.42%       0.00%


Ratios to average net assets:
   Net investment income (loss)                         (.45%)      (.54%)(a)

   Total expenses~                                       3.54%      3.75%(a)

   Net expenses                                          3.25%      3.24%(a)
   Expenses reimbursed                                   1.33%      1.24%(a)
Portfolio turnover                                         23%           6%
Average commission rate paid                             $.0263           -
Net assets, ending (in thousands)                       $9,206       $7,974
Number of shares outstanding, ending (in thousands)        728          664